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                                                                      EXHIBIT 21

                        SUBSIDIARIES OF THE REGISTRANT

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Name of Corporation                                   State of Incorporation
-------------------                                   -----------------------
Clearwater Acquisition Corporation                          Delaware
Lafayette Acquisition Corporation                           Delaware
Realty Acquisition Corporation                              Delaware
SPIALA Corporation                                          Delaware
SPIANTONIO, Inc.                                            Delaware
SPIAPT, Inc.                                                Alabama
SPIAPTLA, Inc.                                              Delaware
SPIBILE, Inc.                                               Alabama
SPICLIFF, Inc.                                              Delaware
SPICOM, Inc.                                                Alabama
SPICOMLA, Inc.                                              Delaware
SPIDAY, Inc.                                                Delaware
SPIDELA, Inc.                                               Delaware
SPILAF, Inc.                                                Alabama
SPILAKE, Inc.                                               Delaware
SPILAN, Inc.                                                Delaware
SPILOT, Inc.                                                Alabama
SPIMALL, Inc.                                               Alabama
SPIMALLA, Inc.                                              Delaware
SPINAP, Inc.                                                Delaware
SPINELLON, Inc.                                             Delaware
SPINO, Inc.                                                 Delaware
SPIPAL, Inc.                                                Delaware
SPIPOWER, Inc.                                              Alabama
SPITON, Inc.                                                Alabama
SPITOWN, Inc.                                               Delaware
SPIWACHEE, Inc.                                             Delaware
SPIWARD, Inc.                                               Delaware
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